UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Schedule 14C
(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(g))

☐	Definitive Information Statement

STRATEGABIZ, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of Securities to which Transaction applies: N/A
2)	Aggregate number of securities to which Transaction applies: N/A
3)	Per unit price or other underlying value of Transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
4)	Proposed maximum aggregate value of Transaction : N/A
5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy.

STRATEGABIZ, INC.
922 Chappel Valley Loop
Lehi, Utah 84043
(801) 592-3000

Dear Stockholder:

This letter and accompanying information statement is being furnished to the stockholders of STRATEGABIZ, INC., a Delaware corporation (the “Company,” “we,” or “our”), to inform them of certain corporate actions intended to be taken by the Company.

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy.

The corporate actions described in the accompanying information statement were approved by our Board of Directors (the “Board”) and by the written consent of holders of a majority of our issued and outstanding common stock.  Under Section 228 of the Delaware General Corporation Law, and our Bylaws, as the same may be amended from time to time, we may effect the corporate actions described in the accompanying information statement without a meeting or vote of our stockholders if stockholders holding a majority of our issued and outstanding common stock have consented to such actions in writing.  Accordingly, we are not asking for your vote on these matters and the accompanying information statement is being furnished solely for the purpose of informing you of the corporate actions described therein before they take effect.

The corporate actions described in the accompanying information statement include an amendment and restatement of the Company’s Certificate of Incorporation to

1.	Change the Company’s name to CryptoSign Inc.;

 The accompanying information statement contains details of the corporate actions described above.  You are urged to read it carefully and in its entirety.

The accompanying information statement will be posted on the Company’s website and postcards directing stockholders to the website will be mailed to them on or after June 1, 2015.  The corporate actions described therein will take effect no earlier than 20 calendar days after the accompanying information statement is first mailed to our stockholders, or on or after June 22, 2015.

Thank you for your continued support.

Sincerely,

/s/ Brian Mertz, Chief Executive Officer

STRATEGABIZ, INC.

INFORMATION STATEMENT

CONCERNING CORPORATE ACTIONS AUTHORIZED BY WRITTEN
CONSENT OF STOCKHOLDERS OWNING A MAJORITY
OF SHARES OF VOTING SECURITIES ENTITLED TO VOTE THEREON

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

This Information Statement is being furnished to the stockholders of StrategaBiz, Inc., a Delaware corporation ("Company," "we' or "us"), to advise them of the corporate actions described herein, which have been authorized by the written consent of holders of a majority of the Company's common stock. This action is being taken in accordance with the requirements of the general corporation law of the State of Delaware ("DGCL").

The Company's Board of Directors has determined that the close of business on June 1, 2015 is the record date ("Record Date") for the stockholders entitled to notice about the actions authorizing the change in the name of the Company from "StrategaBiz, Inc." to “CryptoSign Inc.”.  The foregoing actions are referred to herein individually as the "Action".

Under Section 228 of the DGCL, any action required or permitted by the DGCL to be taken at an annual or special meeting of stockholders of a Delaware corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the approval of the Actions must be given to those stockholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.

On May 19, 2015, World Wide Investment Fund, Ltd, Stratega ApS and Brian Mertz, the owners of record of an aggregate of 2,266,667 shares of the Company's common stock, representing approximately 61.72% of the outstanding common stock of the Company, executed and delivered to the Company a written consent authorizing and approving each of the Actions.

Accordingly, the above Action has been approved by holders representing approximately 61.72% of the Company's outstanding common stock. As such, no vote or further action of the stockholders of the Company is required to approve the Action. You are hereby being provided with notice of the approval of the Action by less than unanimous written consent of the stockholders of the Company. However, under federal law, this Action will not be effective until at least 20 days after this Information Statement has first provided to stockholders or on or after June 22, 2015.

On May 19, 2015, the Board of Directors approved the Action and authorized the Company's officers to deliver this Information Statement.

The executive offices of the Company are located at 922 Chappel Valley Loop, Lehi, Utah 84043, and its telephone number is (801) 592-3000.

This Information Statement will be posted on the Company’s website and a postcard director shareholders to the website will first be mailed to stockholders on or about June 1, 2015 and is being furnished for informational purposes only.

INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

No officer or director or principal shareholder has a substantial or material interest in the favorable outcome of these Actions other than as discussed herein.

VOTING SECURITIES

The Company had shares of its common stock issued and outstanding at the time of the stockholder action. As of the date of the stockholder action, there were 3,672,236 shares of common stock issued and outstanding and no issued and outstanding shares of preferred stock.

Each share of common stock is entitled to one vote on all matters submitted to the holders of common stock for their approval. The consent of the holders of a majority of the Company’s common stock was necessary to authorize each of the Actions described herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth the number of shares of our common stock beneficially owned by the following persons or groups as of May 15, 2015 (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each of our executive officers and directors and (iii) all of our executive officers and directors as a group.  Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. In determining the percentages, the following table assumes 3,672,236 shares of our common stock are issued and outstanding.

	Amount and Nature of		Percent of Class of
Name and Address	Beneficial Ownership (1)		Common Stock
Brian Mertz, Director	2,266,667	(2)	61.72%
922 Chappel Valley Loop
Lehi, Utah 84043

Stephen Abu	208,658	(3)	5.68%
922 Chappel Valley Loop
Lehi, Utah 84043

Africa Agriculture B.V.	193,106		5.26%
Laan Copes van Cattenburch 52
2585 GB Den Haag, Netherlands

Robert Bench, President	29,570	(4)	.81%
626 East 1820 North
Orem, Utah 84097

Soren Jonassen, Director	75,530		2.06%
Hvedevej 4
2765 Smorum, Denmark

Ole Sigety, Director	66,667		1.82%
Frederiksgade 21
DK-1265 Copenhagen K

All current executive officers and
directors as a group (4 persons)	2,438,434		66.41%

(1)	Except as indicated below, each person has sole and voting and/or investment power over the shares listed, subject to applicable community property laws. There are no options granted or outstanding.
(2)	Includes 980,952 shares owned by World Wide Investment Fund and 333,333 shares owned by Stratega ApS, which may be deemed to be beneficially owned by Mr. Mertz who is a control person in each company.
(3)
Includes 33,492 shares owned by African Heavy Machinery, 16,666 shares owned by Abu McConkie Investments Limited and 158,500 shares owned by Ghana Journeys Limited, which may be deemed to be beneficially owned by Mr. Abu who is a control person in each company.

(4)	Includes 8,998 shares owned by Vector Capital, LLC, which may be deemed to be beneficially owned by Mr. Bench who is the managing member of Vector Capital LLC.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company's securities with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities). Directors, executive officers and beneficial owners of more than 10% of the Company's common stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file. Except as otherwise set forth herein, based solely on a review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended June 30, 2014, beneficial owners complied with the Section 16(a) filing requirements applicable to them in that each officer, director and beneficial owner of 10% or more of the Company's securities filed the applicable Forms 3, 4 or 5 with the SEC.

DIRECTORS AND OFFICERS

The following table sets forth certain information for the proposed incoming directors and incoming officers after the forthcoming change in officers and directors.

Name	Age	Position	Term of Office

Brian Mertz	39	Director	One year
		Chief Executive Officer
Soren Jonassen	47	Director, Chairman	One year
Ole Segetty	55	Director	One year
Robert K. Bench	66	President, Chief Financial Officer	One year

The Board of Directors is comprised of only one class. All of the directors serve for a term of one year and until their successors are elected at the Company’s annual shareholders’ meeting and are qualified, subject to removal by the Company’s shareholders. Each executive officer serves, at the pleasure of the Board of Directors, for a term of one year and until his successor is elected at a meeting of the Board of Directors and is qualified.

Our Board of Directors believes that its members encompass a range of talent, skill, and experience sufficient to provide sound and prudent guidance with respect to our operations and interests. The information below with respect to our Directors and Officer includes each director’s and officer’s experience, qualifications, attributes, and skills that led our Board of Directors to the conclusion that he or she should serve as a director and/or executive officer.

The following describes the business experience of the director and executive officers prior to their appointments:

Brian Mertz, Chief Executive Officer and Director

Mr Mertz has over fifteen years of experience working with start-up enterprises where he has served on management teams, boards of directors and in executive level management positions.  Mr. Mertz has special qualifications within international negotiations, merger & acquisitions, public offerings, sales, business development and business-to-business marketing. Mr. Mertz served as Chief Operations Officer of the Nasdaq listed IT-security company EuroTrust in the period of 2001 to 2004, where he worked with the company’s largest shareholder, VeriSign (now Symantec).  Mr. Mertz was the co-founder and Chief Executive Officer of Guava A/S, a Danish online marketing company listed on the Danish Stock Exchange from the period 2004 to 2009 and Chief Executive Officer of the Norwegian listed entertainment company NIO Inc. during the period 2012 to 2014. Mr Mertz is educated with a BA in Organization and Marketing from Niels Brock Business College in Copenhagen, Denmark.

Ole Sigetty, Director

Mr. Sigetty is an experienced professional with more than 30 years as an attorney-at-law in Denmark.  Mr. Sigetty is admitted to the Supreme Court of Denmark where he appears regularly. Mr. Sigetty is a senior partner of the Law Firm Németh & Sigetty A/S, Copenhagen, Denmark. During his professional work, Mr. Sigetty, has practiced business law and litigation with a focus on M&A transactions, contract law, and public listings. Mr. Sigetty has served on several boards as both director chairman including the position of chairman of the board of Guava A/S, a Danish online marketing company listed on the Danish Stock Exchange in the period 2004-2009, director and chairman of the board Norwegian listed entertainment company, Nio Inc., in the period 2012-2013, director and chairman of the board of International Food Science Center A/S and director of MMC Optical A/S, director of Seven Seas Clothing Co. A/S.  Mr. Sigetty holds a Master of Arts in Journalism and Public Affairs from the American University in Washington D.C.

Soren Jonassen, Chairman

Mr. Jonassen is an experienced professional with over 25 years in audit profession in Denmark. He was appointed as a certified public accountant in 1996 and served as audit manager in Arthur Andersen until 1996 and has been serving as audit partner in Crowe Horwath Denmark since 1996. Mr. Jonassen is a certified public accountant and has served as CEO of Crowe Horwath where he was also International liaison partner establishing a professional world-wide network. During his professional work he has assisted start-ups and a large number of small to midsized companies, including assisting with IPO’s in Denmark and USA. Mr. Jonassen has specialized in IFRS public reporting and conversion process.  He has been an adviser in large M&A transactions, and has been co-founder of a number of private companies in Denmark in a number of different sectors.  Mr. Jonassen holds a degree of masters in business economy from Copenhagen Business School.

Robert K. Bench, President and Chief Financial Officer

Robert K. Bench has served as our President and Chief Financial Officer since October 2007 and as a member of our Board of Directors since December 2007.  Mr. Bench was a founder and since April 1999 has been a managing member of BayHill Group LC, a consulting group focused on assisting microcap companies (“BayHill Group”). From January 2005 until April 2007, he also served as the Chief Financial Officer of Innuity, Inc. (INNU), software as a service company that delivers applications for small business. From November 2000 until August 2004, he also served as Chief Financial Officer of The SCO Group (SCOX), a developer and marketer of software applications and operating systems. Mr. Bench is a certified public accountant and holds a bachelor degree in accounting from Utah State University.

Terms of Office

The Company’s directors were appointed on November 4, 2014 to serve a one-year term and to hold office until the next annual general meeting of the Company’s shareholders or until removed from office in accordance with the Company’s Bylaws (“Bylaws”) and the provisions of the Delaware General Corporation Law. The Company’s directors hold office after the expiration of his or her term until his or her successor is elected and qualified, or until he or she resigns or are removed in accordance with the Company’s Bylaws and the provisions of the Delaware General Corporation Law.

The Company’s officers will hold office until removed by the Board of Directors in accordance with the Company’s Bylaws and the provisions of the Delaware General Corporation Law.

Certain Relationships

There are no family relationships between any of our current directors or officers. During our fiscal year ended June 30, 2014 and the previous fiscal year, there were no transactions with related parties other than as noted below. To our knowledge, and except as set forth below, the directors and officers are not currently and have not been involved in any material proceeding adverse to the Company or have a material interest adverse to the Company, or any transactions with the Company or any of its directors, executive officers, affiliates, or associates that are required to be disclosed pursuant to the rules and regulations of the SEC.

From time to time prior to and during the year ended June 30, 2014, African Heavy Machinery Limited, a company of which Stephen Abu, one of our past officers, is an owner, advanced the Company funds through the payment of costs and expenses relating to our operations in Ghana and, in addition to those advances, loaned $12,000 cash to the Company.  At June 30, 2013 the outstanding and unpaid advances totaled $102,207. These amounts were included in accounts payable on the Company’s financial statements for the year ended June 30, 2013.   In November 2013 the Company issued 44,800 (pre reverse split) shares of its common stock in full payment of the remaining principle balance of the loan and accrued interest, totaling $12,800.  On June 20, 2014 the company issued African Heavy Machinery Limited 3,500,000 (pre reverse split) shares in settlement of obligations totaling $116,609 (See Company’s Annual Report filed on Form 10-K with the SEC on October 20, 2014).

A company, which is an affiliate of Robert Bench, loaned $55,000 cash to the Company, which amount was included in Secured notes payable, related parties. In August 2013 the Company paid cash of $19,000 in partial payment of the note and accrued interest and in November 2013 the Company issued 138,133 (pre reverse split) shares of its common stock in full payment of the remaining principle balance of the note and accrued interest, totaling $49,000. (See Company’s Annual Report filed on Form 10-K with the SEC on October 20, 2014).

On June 20, 2014 the Company settled a number of obligations to past and present officers, directors, and affiliates totaling $780,035 through the issuance of 8,013,284 (pre reverse split) shares of its common stock (See Company’s Annual Report filed on Form 10-K with the SEC on October 20, 2014).

On June 20, 2014, in conjunction with its sale of a wholly owned subsidiary, the Company issued to Ghana Journeys Limited, a company of which Stephen Abu, one of our past officers, is an owner, 4,755,000 (pre reverse split) shares of common stock, valued at $665,700, for the assumption of all outstanding liabilities of ASHG (See Company’s Annual Report filed on Form 10-K with the SEC on October 20, 2014).

During the year ended June 30, 2013, the Company issued 500,000 (pre reverse split) shares of common stock, as part of its Shai Hills lease acquisition, to a company to which one of the Company’s officers is an owner  (See Company’s Annual Report filed on Form 10-K with the SEC on October 20, 2014).

The Company determined that the provision of legal services to the Company by James Jensen, a former director of the Company and his law firm, ClearWater Law & Governance, LLC were offered and performed at rates that were fair in relation to the market for legal services and that such amounts and rates were fair and reasonable to the Company.  The total dollar amount of such services during the fiscal year ending June 30, 2013 was $27,360 and $2,229 as reimbursable expenses of which the Company paid $7,500 as of June 30, 2014. The total dollar amount of such services during the fiscal year ending June 30, 2014 was $28,956, of which the Company paid $50,796 through June 30, 2014 (See Company’s Annual Report filed on Form 10-K with the SEC on October 20, 2014).

On August 28, 2014 the Company completed a private placement of 9,428,571 (pre-reverse split) shares of its common stock for cash in the amount of $50,000 to World Wide Investment Fund Ltd., a company controlled by Mr. Brian Mertz, a resident of Denmark.

On October 6, 2014 the option was exercised and the Company issued 20,000,000 (pre-reverse split) shares to World Wide Investment Fund Ltd., 10,000,000 (pre-reverse split) shares to Stratega APS.

On December 2, 2014 the Company issued 66,667 shares to each of the following: Soren Jonassen, Ole Sigetty, and Brian Mertz in lieu of cash payments of $50,000 each.

On December 28, 2014 the Company issued 46,667  shares to Hugo Svaneeng Holdings ApS for the purchase of Domain names, which the board of directors valued at $35,000.

Other than the Purchase and the transaction described above, there are no transactions, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last three completed fiscal years, and in which any of the current directors or officers or the incoming directors and officers had or will have a direct or indirect material interest. There is no material plan, contract or arrangement (whether or not written) to which any of the current directors or officers or the incoming directors and officers is a party or in which they participate that is entered into or material amendment in connection with our appointment of any of the current directors or officers or the incoming directors and officers, or any grant or award to any of the current directors or officers or the incoming directors or officers or modification thereto, under any such plan, contract or arrangement in connection with our appointment of any of the current directors or officers or the incoming directors and officers.

Director Independence

             During the fiscal year ended June 30, 2014, there were four independent directors on our Board of Directors. Of our current directors, only two are independent. We evaluate independence by the standards for director independence established by applicable laws, rules, and listing standards, including, without limitation, the standards for independent directors established by the SEC.

Meetings and Committees of the Board

             All proceedings of the Board of Directors are conducted by resolutions consented to in writing by the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Delaware General Corporations Law and the Bylaws of our Company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.  We do not presently have a policy regarding director attendance at meetings.

             The Company has traditionally had both an Audit and a Compensation Committees. The Board of Directors has not established a Nominating or Governance Committee, in part because our Board of Directors believes that, at this stage of our development, all of our directors should be actively involved in the matters which would be addressed by such a committee.  We do not have a policy for electing members to the Board.

Family Relationships

             There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Nominations to the Board of Directors

             Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Board of Director candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the shareholders, diversity, and personal integrity and judgment. While we seek a diversity of experience, viewpoints and backgrounds on the Board, we have not established a formal policy regarding diversity in identifying directors.

 Leadership Structure and Role on Risk Oversight

             Mr. Robert Bench serves as the Company’s President and Chief Financial Officer. Mr. Brian Mertz serves as our Chief Executive Officer and as a director and Mr. Soren Jonassen serves as our Chairman and as a director.  We determined this leadership structure was appropriate for the Company due to our small size and limited operations and resources. The directors evaluate the Company’s leadership structure and modify such structure as appropriate based on the size, resources, and operations of the Company.  Our Board of Directors are exclusively involved in the general oversight of risks that could affect our Company.

Board Compensation

No fees were paid to our directors for the fiscal years ended June 30, 2014 or 2013.  All options which were granted to officers and directors for the years ended June 30, 2014 and 2013 were cancelled by the Company in exchange for the issuance of shares of common stock in the Company.

On a November 5, 2014, the Company approved compensation for each of its Board members of $50,000, which amount shall be paid in common shares of the Company at a strike price of $0.025 per share.  These payments of 66,667 were made to Mr, Mertz, Mr. Siggety and Mr. Jonassen.

Executive Compensation

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named person for services rendered in all capacities during the years ended June 30, 2014 and 2013.  No other executive officers received total annual compensation in excess of $100,000.

Person	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Comp ($)	All Other Comp. ($)	Total ($)

Robert K. Bench (1)	2014	$28,000	-	-	-	-	$5,400	$33,400
Robert K. Bench (1)	2013	$47,000	-	-	-	-	-	$47,000

(1)
Mr. Bench has served as the Company‘s President since October 2008 and Chief Financial Officer since November 30, 2008. On August 19, 2013, Mr. Bench was granted 2,000,000 non-qualified stock options. On June 20, 2014 all 2,000,000 options were canceled, none of which had vested.

Employment Contracts

The Company does not have employment agreements with any of its executive officers.

NAME CHANGE

On May 19, 2015, holders representing approximately 61.72% of the Company's outstanding common stock took action by written consent to change the name of the Company from StrategaBiz, Inc. to CryptoSign Inc.

The Board of Directors has authorized the change in the Company's name to CryptoSign Inc. In the judgment of the Board of Directors, the Company's new name more accurately reflects its business objectives as this time.

On May 19, 2015, the Board of Directors authorized a change in the name of the Company to CryptoSign, Inc. to be effected through the filing of an Amendment to the Company’s Certificate of Incorporation (“Amendment”). A form of the Amendment is attached to this Information Statement as Exhibit A.

FINANCIAL INFORMATION

 The audited financial statements included in the Company’s annual report on Form 10-K for the year ended June 30, 2014 and the unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the periods ended September 30, 2014, December 31, 2014 and March 31, 2015 are incorporated in the Information Statement by Reference.

 COST OF THIS INFORMATION STATEMENT

The costs associated with the preparation, filing, printing and distribution of this information statement and the payment of any cash payments to stockholders will be paid by the Company.

AVAILABLE INFORMATION

Please read all the sections of this information statement carefully. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission. These reports, proxy statements and other information filed by the company with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

INCORPORATION OF INFORMATION BY REFERENCE

The following documents, which are on file with the Commission (Exchange Act File No. 000-16075) are incorporated in this Information Statement by reference and made a part hereof:

(i) Annual Report on Form 10-K, for the fiscal year ended June 30, 2014.

(ii) Quarterly Report on Form 10-Q for the period ended September 30, 2014.

(iii) Quarterly Report on Form 10-Q for the period ended December 31, 2014.

(iv) Quarterly Report on Form 10-Q for the period ended March 31, 2015.

The Annual Report, the Quarterly Reports and the Current Reports contain important information about the Company and its financial condition.

All documents filed by the company with the Commission pursuant to

Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this information statement and prior to the effective date hereof shall be deemed to be incorporated by reference in this information statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this information statement and filed with the Commission prior to the date of this information statement shall be deemed to be modified or superseded for purposes of this information statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this information statement.

The Company will provide without charge to each person to whom this information statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents). Written or telephone requests should be directed to the Company at 922 Chappel Valley Loop, Lehi, Utah 84043, and its telephone number is (801) 592-3000.

STRATEGABIZ, INC.

By Order of the Board of Directors

/s/ Brian Mertz

Chief Executive Officer

EXHIBIT A

CERTIFICATE  OF  AMENDMENT  TO

AMENDED  AND  RESTATED  CERTIFICATE  OF  INCORPORATION

OF

STRATEGABIZ,  INC.

StrategaBiz, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.           Pursuant to Section 242 of the DGCL, this Certificate of Amendment to the Amended and Restated Certificate of Incorporation (this “Amendment”) amends the provisions of the Amended and Restated Certificate of Incorporation of the Company (the “Certificate”).

2.           This Amendment was approved and duly adopted in accordance with Section 242 of the DGCL, and has been duly approved by written consent of the stockholders of the Company in accordance with Section 228 of the DGCL.

3.           Article I of the Certificate is hereby amended to state that the name of the Corporation is CryptoSign Inc.

IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation, has executed this Certificate of Amendment to Amended and Restated Certificate of Incorporation to be effective as of June 22, 2015.

STRATEGABIZ, INC.

By: __________________________

Name: Brian Mertz

Title: Chief Executive Officer